UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EIGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 23, 2020, Eiger BioPharmaceuticals, Inc. (the “Company”) announced that it has completed submission to the U.S. Food and Drug Administration (the “FDA”) of a New Drug Application (an “NDA”) for lonafarnib for the treatment of Progeria and Progeroid Laminopathies. The FDA previously granted Breakthrough Therapy Designation and Rare Pediatric Disease Designation to lonafarnib, which enables eligibility for Priority Review, if relevant criteria are met. The Company expects to hear from the FDA regarding submission acceptance and Priority Review within 60 days of submission of the NDA.

Lonafarnib, an oral farnesyltransferase inhibitor, has demonstrated extended survival in children and young adults with Progeria, an ultra-rare and fatal disease that causes premature aging in children. Without treatment, children with Progeria die of heart disease at an average age of 14.5 years.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to the Company’s expectations with respect to the timing and content of any communications with the FDA in connection with the NDA submission, including with respect to Priority Review. Such forward-looking statements involve known and unknown risks, uncertainties and other factors. More information about the risks the Company faces is included under the headings “Risk Factors” in the Company’s most recently filed documents with the U.S. Securities and Exchange Commission. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: March 23, 2020	By:	/s/ Sriram Ryali
Sriram Ryali
Chief Financial Officer